UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2008
Chicago Bridge & Iron Company N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands (Address of principal executive offices)	N.A. (Zip Code)
Registrant’s telephone number, including area code: 31-70-3732722
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 28, 2008, Chicago Bridge & Iron Company N.V. (the “Company”) issued a press release (the “Press Release”) announcing its financial and operating results for the third quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
The Press Release also announced that the Company will host a webcast, including a slide presentation, on Tuesday, October 28 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors.. A copy of the slide presentation (the “Slides”) for such conference call is furnished as Exhibit 99.2 and is incorporated by reference herein. The webcast is available at www.CBI.com Investor Relations/Company Highlights.
The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d)      Exhibits.
     99.1      Press Release dated October 28, 2008
     99.2      Slides for Webcast on October 28, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director
Date: October 28, 2008	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated October 28, 2008

99.2	Slides for Webcast on October 28, 2008